EXHIBIT 1.A.6.(a)

THE COMMONWEALTH OF MASSACHUSETTS

Department of Corporations and Taxation

240 State House, Boston 33, Mass.

ARTICLES OF ORGANIZATION

We,	James R. Lewis,	William L. Byrnes	and	Caleb Loring, Jr.
being a majority of the directors of	CANTON CORPORATION

elected at its first meeting, in compliance with the requirements of General Laws, Chapter 156, Section10, hereby certify that the following is a true copy of the agreement of association to form said corporation, with the names of the subscribers thereto:

We, whose names are hereto subscribed, do, by this agreement, associate ourselves with the intention of forming a corporation under the provisions of General Laws, Chapter 156.

The name by which the corporation shall be known is	CANTON CORPORATION

The location of the principal office of the corporation in Massachusetts is to be in the city ~~or town of~~ Boston, ~~and outside Massachusetts, the city or town of~~

[The business address of the corporation is to be
82 Devonshire Street, Boston, Massachusetts
Street and number (If office building, give room number), city or town

If such business address is not yet determined, give the name and business address of the treasurer or other officer to receive mail.

___________________________________________________________________________________________]

Name and title of officer to receive mail and his complete business address.

The purposes for which the corporation is formed and the nature of the business to be transacted by it are as follows: To subscribe for, acquire, hold and dispose of, buy and sell, underwrite, handle on commission and otherwise deal in and with all forms of fully or partly paid shares, securities, obligations, rights and property of every kind including, undivided interests therein, or any form of warrant, scrip or receipt for or any right or interest in any of the foregoing, and while the holder thereof to exercise (so far as permitted by law) all rights, powers and privileges of ownership, including the right to vote thereon.

To act for others as agent, broker, factor, manager and in any other manner; and to undertake or to join with others in any enterprise deemed conducive to the success of the corporation.

To borrow or lend money in any manner and to receive or give pledges of property of any kind' in connection therewith.

To have one or more officers, to carry on all or any of its operations and business and without restriction or limit as to amount, to purchase or otherwise acquire, hold, own, mortgage, sell, convey, or otherwise dispose of real and personal property of every class and description in any of the States, Districts or Territories of the United States, and in any and all foreign countries, subject to the laws thereof.

To do any and all other acts and things and exercise any and all other powers which a co-partnership or natural person could do and exercise and which a corporation organized under the business corporation laws of the Commonwealth of Massachusetts is not now or hereafter prohibited from performing, doing or exercising.

These clauses shall be constructed as both purposes and powers, and the enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the corporation. The corporation shall not carry on any business, or exercise any powers, in any state, territory, or country which a similar corporation organized under the laws of such state, territory, or country could not carry on or exercise, except to the extent permitted or authorized by the laws of such state, territory or country.

Notwithstanding anything set forth in any of the purposes of this corporation, it is not formed for the purpose of engaging in the kinds of real estate activity which under Section 7 of Chapter 156 of the General Laws of Massachusetts as heretofore or hereafter amended would limit the term of duration of this corporation.

CLASS OF STOCK	WITHOUT PAR VALUE		WITH PAR VALUE
	NUMBER OF SHARES	NUMBER OF SHARES	PAR VALUE	AMOUNT
Preferred Common		$1,000,000	$1	$ $1,000,000

Restrictions, if any, imposed upon the transfer of shares:

(PRINTED OR PHOTOSTATIC RESTRICTIONS MUST NOT BE ATTACHED IN THIS SPACE)

A description of the different classes of stock, if there are to be two or more classes and a statement of the terms on which they are to be created and of the method of voting thereon:

Other lawful provisions, if any, for the conduct and regulation of the business of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:

The Corporation may enter into contracts or transact business with one or more of its directors, officers, or stockholders or with any corporation, association, trust company, organization or other concern in which any one or more of its directors, officers or stockholders are directors, officers, trustees, shareholders, beneficiaries or stockholders or otherwise interested and other contracts or transactions in which anyone or more of its directors, officers or stockholders is in any way interested; and, in the absence of fraud, no such contract or transaction shall be invalidated or in any wise affected by the fact , that such directors, officers or stockholders of the corporation have or may have interests which are or might be adverse to the interest of the corporation even though the vote or action of directors, officers or stockholders having such adverse interests may have been necessary to obligate the corporation upon such contract or transaction. At any meeting of the board of directors of the corporation (or any duly authorized committee thereof) which shall authorize or ratify any such contract or transaction, any such director or directors, may vote or act thereat with like force and effect as if he had not such interest, provided, in such case the nature of such interest (though not necessarily the extent or details thereof) shall be disclosed or shall have been known to the directors or a majority thereof. A general notice that a director or officer is interested in any corporation or other concern of any kind above referred to shall be a sufficient disclosure as to such director or officer with respect to all contracts and transactions with such corporation or other concern. No director shall be disqualified from holding office as director or officer of the corporation by reason of any such adverse interests. In the absence of fraud, no director, officer or stockholder having such adverse interest shall be liable to the corporation or to any stockholder or creditor thereof or to any other person for any loss incurred by it under or by reason of such contract of transaction, nor shall any such director, officer or stockholder be accountable for any gains or profits realized thereon.

In order to induce officers and directors of the corporation to serve as such and as partial consideration for such services the corporation shall reimburse, exonerate and hold harmless and indemnify each present and future director and officer of the corporation of, from and against any and all claims and liabilities to which he may became subject by reason of his being a director or officer of the corporation or by reason of his alleged acts or omissions as a director or officer as aforesaid, and shall reimburse, exonerate, hold harmless and indemnify each such director and officer for all legal and other expenses reasonably paid or incurred by him in connection with any such claims or liabilities, whether or not at or prior to the time when so reimbursed, exonerated, held harmless and indemnified he had ceased to be a director or officer of the corporation, unless such director or officer shall have been finally adjudged by a court of competent jurisdiction to have been guilty of negligence, willful malfeasance, bad faith or reckless disregard of his duties in the conduct of his office. The corporation prior to such final adjudication may compromise, settle, pay, and discharge any such claims and liabilities and pay such expenses if such settlement, payment or discharge, as the case may be, appears in the judgement of a majority of the board of directors to be for the best interests of the corporation, evidenced by a resolution to that effect adopted after receipt by the corporation of a written opinion of counsel for the corporation to the effect that such director or officer has not been guilty of negligence, willful malfeasance, bad faith or reckless disregard of his duties in the conduct of his office in connection with the matters involved in such compromise, settlement, payment and discharge. The foregoing rights of such directors and officers shall not be exclusive of any other rights to which they may be lawfully entitled.

[If seven days' notice is given, complete the following paragraph.]

~~The first meeting shall be called by~~

~~of~~

[If notice is waived, fill in the following paragraph.]

We hereby waive all requirements of the General Laws of Massachusetts for notice of the first meeting of the incorporators for the purpose of organization, and appoint July 15th, 1960 at 11:00 o'clock A.M. at 82 Devonshire Street

Boston, Massachusetts

as the time and place for holding such first meeting.

The names and residences of the incorporators and the amount of stock subscribed for by each are as follows:

NAME	DOMICIL	AMOUNT OF STOCK	SUBSCRIBED FOR
FIRST NAME MUST BE WRITTEN IN FULL	ACTUAL PLACE OF RESIDENCE MUST BE GIVEN	PREFERRED	COMMON
James R. Lewis	-----		None
John Barnard, Jr.	-----		None
William L. Byrnes	-----		None

IN WITNESS WHEREOF we hereto sign our names this 15th day of July, 1960

(Type or plainly print the name of each incorporator as signed to the Agreement of Association.)

JAMES R. LEWIS
JOHN BARNARD, JR.
WILLIAM L. BYRNES

And we further certify that:

The first meeting of the subscribers to said agreement was held on the 15th day of July 1960

The amount of capital stock now to be issued is as follows:

CLASS OF STOCK	NUMBER	OF SHARES
	WITHOUT PAR VALUE	WITH PAR VALUE
PREFERRED

COMMON		100

TO BE PAID FOR:	PREFERRED	COMMON
IN CASH:
In full		100
By instalments to be paid before commencing business
Amount of instalment
IN PROPERTY:
REAL ESTATE
Location
Area
PERSONAL PROPERTY:
Accounts receivable
Notes receivable
Merchandise
Supplies
Securities
Machinery
Motor vehicles and trailers
Equipment and tools
Furniture and fixtures
Patent rights
Trade-marks
Copyrights
Goodwill
IN SERVICES
IN EXPENSES

The name, residence, and post office address of each of the officers of the corporation is as follows:

	NAME	DOMICIL	POST OFFICE ADDRESS
		Actual Place of Residence Must Be Given	Home or Business
President: James R. Lewis		-----	82 Devonshire St.
Boston, Mass.
Treasurer: Norman E. Torrey		-----	82 Devonshire St.
Boston, Mass.
Clerk:	Caleb Loring, Jr.	-----	82 Devonshire St.
Boston, Mass,
Directors: James R. Lewis		-----	82 Devonshire St.
Boston, Mass.
	Caleb Loring, Jr.	-----	82 Devonshire St.
Boston, Mass.
	William L. Byrnes	-----	82 Devonshire St.
Boston, Mass.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we hereto sign our names, this 18th day of July, 1960.

James R. Lewis	Director
James R. Lewis
Caleb Loring, Jr.	Director
Caleb Loring, Jr.
William L. Byrnes	Director
William L. Byrnes

THE COMMONWEALTH OF MASSACHUSETTS

WRITE NOTHING BELOW

Canton Corporation

ARTICLES OF ORGANIZATION

GENERAL LAWS, CHAPTER 156, SECTION 10

Filed in the office of the Secretary of the Commonwealth and

Certificate of Incorporation issued

as of July 18, 1960

=========================================

I hereby certify that, upon an examination of the within-written articles of organization, the agreement of association, and the record of the first meeting of the incorporations, including the by-laws, duly submitted to me, it appears that the provisions of the General Laws relative to the organization of corporations have been complied with, and I hereby approve said articles.

18th day of July, 1960

Robert J. Capeless

Commissioner of Corporations and Taxation

TO BE FILLED IN BY THE CORPORATION:

CHARTER TO BE SENT TO:

Gaston, Snow, Morley and Holt

82 Devonshire Street

Boston, Mass.

FILING FEE: 1/20 of 1% of the total amount of the authorized capital stock with par value, and one cent a share for all authorized shares without par value, but not less than $75. General Laws, Chapter 156, Section 53.

THE COMMONWEALTH OF MASSACHSUSETTS

Department of Corporations and Taxation

233 State House, Boston 33

ARTICLES OF AMENDMENT

This certificate must be submitted to the Commissioner of Corporations and Taxation within thirty days after the date of the vote of the stockholders, in accordance with the General Laws, Chapter 156, Section 43.

Fee for filing certificate providing for a change of shares with par value to shares without par value, whether or not the capital is changed thereby,

one cent for each share without par value resulting from such change, less an amount equal to one twentieth of one percent of the total par value of the shares so changed; but not in any case less than $25.00. The fee for filing all other amendments is $15.00. Make check payable to THE COMMONWEALTH OF MASSACHUSETTS.

WE,	James R. Lewis,	President	and Norman E. Torrey, Treasurer
and	James R. Lewis and Caleb Loring, Jr. and William L. Byrnes

being a majority of the Directors of

Canton Corporation
located at:	82 Devonshire Street, Boston, Massachusetts

in compliance with the provisions of General Laws, Chapter 156, do hereby certify that at a meeting of the stockholders of the corporation, duly called for the purpose, held July 28, 1960, by the affirmative vote of 100 shares of the common stock of the corporation, being all of the stock outstanding and entitled to vote, the following amendment or alteration in the Agreement of Association and Articles of Organization of the corporation was duly adopted, namely:

VOTED: That the name of this corporation be and hereby is changed to Devon Plans Corporation.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, WE HAVE HERETO SIGNED OUR NAMES,

this 28th day of July in the year 1960

James R. Lewis
President and Director
Norman S. Torrey
Treasurer
Caleb Loring, Jr.
Director
William L. Byrnes
Director

THE COMMONWEALTH OF MASSACHUSETTS

WRITE NOTHING BELOW

Canton Corporation

ARTICLES OF AMENDMENT

General Laws, Chapter 156, Section 42

Name changed to

Devon Plans Corporation

Filed in the office of the Secretary of the Commonwealth,

August 1, 1960

========================================

I hereby approve the within certificate, this

1st day of August, 1960

Robert T. Capeless

Commissioner of Corporation

and Taxation.

THE COMMONWEALTH OF MASSACHUSETTS

Department of Corporations and Taxation

240 State House, Boston, Mass.

INCREASE OF CAPITAL

Within thirty days after the date of the vote of the stockholders. this certificate must be submitted to the Commissioner of Corporations and

Taxation. See General Laws, Chapter 156, Section 43.

The FEE of 1/20 of 1% of the amount by which the capital stock with par value is increased, and one cent for each additional share without par value, but not in any case less than $25, must accompany this certificate.

Make check payable to THE COMMONWEALTH OF MASSACHUSETTS.

We,	James R. Lewis,	President,	Norman E. Torrey,	Treasurer
and	James R. Lewis,	Caleb Loring, Jr.,	and	William L. Byrnes

all ~~a majority~~ of the Directors,

of	DEVON PLANS CORPORATION
(Name of Corporation)

located at 82 Devonshire Street, Boston, Massachusetts in compliance with the provisions of General Laws, Chapter 156, hereby certify that at a meeting of the stockholders of the corporation, duly called for the purpose, held September 9, 1960, by the affirmative vote of ~~shares of the preferred stock and~~ 100 shares of the common stock of the corporation, ~~being at least a majority~~ all of each class of stock outstanding and entitled to vote, the following amendment authorizing an increase in the capital stock of the corporation was duly adopted, namely:

That the Agreement of Association and Articles of Organization of the corporation be and they hereby are amended by increasing the authorized capital stock of the corporation by the addition thereto of two thousand shares of 5% Non-Cumulative Preferred Stock, par value $100 per share which shall have the following rights, preferences, and privileges:

The 5% Non-Cumulative Preferred Stock, par value $100 per share (hereinafter called the "Preferred Stock") shall be entitled to an annual dividend of $5.00 per share if and when declared by the Board of Directors, and shall receive a dividend of $5.00 per share before any dividend is paid on the Common Capital Stock in any fiscal year. The Preferred stock shall be preferred over the Common Capital Stock in liquidation, and the holders shall receive the par value of the Preferred Stock in cash, or the fair value of property, distributed in liquidation before any distribution is made in respect of the Common Capital Stock or any other class of stock ranking junior as to dividends. The Preferred stock shall have no voting rights.

shares preferred
The total amount of capital stock already authorized is	1,000,000 shares common	With par value $1
shares preferred
	shares common	Without par value
N shares preferred
The amount of capital stock already issued for cash	O shares common	With par value
payable by instalments is	N shares preferred
	E shares common	Without par value
$ on preferred
The amount paid on such instalment stock is	$ on common	With par value
$_____________	$ on preferred
	$ on common	Without par value
shares preferred
The amount of full paid stock already issued	100 shares common	With par value $1
for cash is	shares preferred
	shares common	Without par value
N shares preferred
The amount of full paid stock already issued	O shares common	With par value
for property is	N shares preferred
	E shares common	Without par value
N shares preferred
The amount of full paid stock already issued	O shares common	With par value
for services and expenses is	N shares preferred
	E shares common	Without par value
2000 shares preferred
The amount of additional capital stock authorized is	shares common	With par value
shares preferred
	shares common	Without par value

The amount of such additional stock now to be issued is described or stated as follows:

TO BE PAID FOR:	PREFERRED	COMMON
IN CASH:
In full	1750
By instalments
Amount of instalment
IN PROPERTY:
REAL ESTATE
Location
Area
PERSONAL PROPERTY:
Accounts receivable
Notes receivable
Merchandise
Supplies
Securities	250
Machinery
Motor vehicles and trailers
Equipment and tools
Furniture and fixtures
Patent rights
Trade-marks
Copyrights
Goodwill
Stock Dividend (Show Balance Sheet on Page 3)
IN SERVICES
IN EXPENSES

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we hereto sign our names,

this 20th day of September, 1960.

James R. Lewis
James R. Lewis, President and Director
Norman E. Torrey
Norman E. Torrey, Treasurer
Caleb Loring, Jr.
Caleb Loring, Jr., Clerk and Director
William L. Byrnes
William L. Byrnes, Director

THE COMMONWEALTH OF MASSACHUSETTS

WRITE NOTHING BELOW

Devon Plans Corporation

ARTICLES OF AMENDMENT

GENERAL LAWS, CHAPTER 156. SECTION 44

INCREASE OF CAPITAL: establishment

new class of stock; preferred with par value

Filed in the office of the Secretary of the Commonwealth

Sept. 21, 1960

==================================

I hereby approve the within certificate

this 21st day of Sept., 1960

Robert T. Capeless

Commissioner of Corporations and Taxation

THE COMMONWEALTH OF MASSACHUSETTS

DEPARTMENT OF CORPORATIONS AND TAXATION

240 STATE HOUSE, BOSTON, MASS.

INCREASE OF CAPITAL

Within thirty days after the date of the vote of the stockholders, this certificate must be submitted to the Commissioner of Corporations and

Taxation. See General Laws, Chapter 156, Section 43.

The FEE of 1/20 of 1% of the amount by which the capital stock with par value is increased, and one cent for each additional share without par value, but not in any case less than $25., must accompany this certificate.

Make check payable to THE COMMONWEALTH OF MASSACHUSETTS.

We,	James R. Lewis,	President,	Edward D. Windsor, Asst.	Treasurer,
and	James R. Lewis
James M. Story and
William L. Byrnes

,a majority of the Directors,

of	DEVON PLANS CORPORATION
NAME OF CORPORATION

located at 31 Milk Street, Boston,

in compliance with the provisions of General Laws, Chapter 156, hereby certify that at a meeting of the stockholders of the corporation, duly called for the purpose, held March 9 , 1962.

by the affirmative vote of ~~shares of the preferred stock~~ and 100 shares of the common stock of the corporation, being ~~at least a majority of~~  all of each class of stock outstanding and entitled to vote, the following amendment authorizing an increase in the capital stock of the corporation was duly adopted, namely:

That the Agreement of Association and Articles of Organization of the corporation be and they hereby are amended by increasing the authorized capital stock of the corporation by the addition thereto of 250 shares of 5% Non-Cumulative Preferred Stock, par value $100 per share, which shall have the same rights, preferences and privileges as the already authorized 5% Non-Cumulative Preferred Stock, par value $100 per share.

2,000 shares preferred
The total amount of capital stock already authorized is	1,000,000 shares common	With par value
shares preferred
	shares common	Without par value
shares preferred
The amount of capital stock already issued for cash	shares common	With par value
payable by instalments is	shares preferred
	shares common	Without par value
$ on preferred
The amount paid on such instalment stock is	$ on common	With par value
$_____________	$ on preferred
	$ on common	Without par value
1000 shares preferred
The amount of full paid stock already issued	100 shares common	With par value
for cash is	shares preferred
	shares common	Without par value
250 shares preferred
The amount of full paid stock already issued	shares common	With par value
for property is	shares preferred
	shares common	Without par value
Shares preferred
The amount of full paid stock already issued	Shares common	With par value
for services and expenses is	Shares preferred
	Shares common	Without par value
250 Shares preferred
The amount of additional capital stock authorized is	Shares common	With par value
Shares preferred
	Shares common	Without par value

The amount of such additional stock now to be issued is described or stated as follows:

TO BE PAID FOR:	PREFERRED	COMMON
IN CASH:
In full	250
By instalments
Amount of instalment
IN PROPERTY:
REAL ESTATE
Location
Area
PERSONAL PROPERTY:
Accounts receivable
Notes receivable
Merchandise
Supplies
Securities
Machinery
Motor vehicles and trailers
Equipment and tools
Furniture and fixtures
Patent rights
Trade-marks
Copyrights
Goodwill
Stock Dividend (Show Balance Sheet on Page 3)
IN SERVICES
IN EXPENSES

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we hereto sign our names,

this 9th day of March, 1962.

James R. Lewis

James R. Lewis, President and Director

Edward D. Windsor

Edward D. Windsor, Assistant Treasurer

William L. Byrnes

William L. Byrnes, Director

James M. Storey

James M. Storey, Director

THE COMMONWEALTH OF MASSACHUSETTS

WRITE NOTHING BELOW

Devon Plans Corporation

ARTICLES OF AMENDMENT

GENERAL LAWS, CHAPTER 156, SECTION 44

INCREASE OF CAPITAL

Filed in the office of the Secretary of the Commonwealth

March 9, 1962

==================================

I hereby approve the within certificate

this 9th day of March, 1962

Guy J. Rizzotto

Commissioner of Corporations and Taxation

THE COMMONWEALTH OF MASSACHUSETTS

DEPARTMENT OF CORPORATIONS AND TAXATION

18 TREMONT STREET, BOTSON 8, MASS..

INCREASE OF CAPITAL

Within thirty days after the date of the vote of the stockholders, this certificate must be submitted to the Commissioner of Corporations and

Taxation. See General Laws, Chapter 156, Section 43.

The FEE of 1/20 of 1% of the amount by which the capital stock with par value is increased, and one cent for each additional share without par value, but not in any case less than $25., must accompany this certificate.

Make check payable to THE COMMONWEALTH OF MASSACHUSETTS.

We,	James R. Lewis	, President,	Norman E. Torrey	Treasurer,
and	James R. Lewis
William L. Byrnes and
James M. Storey

,a majority of the Directors,

of	DEVON PLANS CORPORATION
NAME OF CORPORATION

located at 31 Milk Street, Boston,

in compliance with the provisions of General Laws, Chapter 156, hereby certify that at a meeting of the stockholders of the corporation, duly called for the purpose, held July 31 , 1962,

by the affirmative vote of ~~shares of the preferred stock~~ 100 shares of the common stock of the corporation, being ~~at least a majority of~~ all of each class of stock outstanding and entitled to vote, the following amendment authorizing an increase in the capital stock of the corporation was duly adopted, namely:

That the Agreement of Association and Articles of Organization of the Corporation be and they hereby are amended by increasing the authorized Capital Stock of the Corporation by the addition thereto of 1750 shares of 5% Non-Cumulative Preferred Stock, par value $100 per share, which shall have the same rights, preferences, and privileges as the already authorized 5% Non-Cumulative Preferred Stock, par value $100 per share.

2,250 shares preferred
The total amount of capital stock already authorized is	1,000,000 shares common	With par value
shares preferred
	shares common	Without par value
shares preferred
The amount of capital stock already issued for cash	shares common	With par value
payable by instalments is	shares preferred
	shares common	Without par value
$ on preferred
The amount paid on such instalment stock is	$ on common	With par value
$_____________	$ on preferred
	$ on common	Without par value
2,000 shares preferred
The amount of full paid stock already issued	100 shares common	With par value
for cash is	shares preferred
	shares common	Without par value
250 shares preferred
The amount of full paid stock already issued	shares common	With par value
for property is	shares preferred
	shares common	Without par value
shares preferred
The amount of full paid stock already issued	shares common	With par value
for services and expenses is	shares preferred
	shares common	Without par value
1,750 shares preferred
The amount of additional capital stock authorized is	shares common	With par value
shares preferred
	shares common	Without par value

The amount of such additional stock now to be issued is described or stated as follows:

TO BE PAID FOR:	PREFERRED	COMMON
IN CASH:
In full	1,750
By instalments
Amount of instalment
IN PROPERTY:
REAL ESTATE
Location
Area
PERSONAL PROPERTY:
Accounts receivable
Notes receivable
Merchandise
Supplies
Securities
Machinery
Motor vehicles and trailers
Equipment and tools
Furniture and fixtures
Patent rights
Trade-marks
Copyrights
Goodwill
Stock Dividend (Show Balance Sheet on Page 3)
IN SERVICES
IN EXPENSES

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we hereto sign our names,

this 1st day of August, 1962.

James R. Lewis

James R. Lewis, President & Director

Norman E. Torrey

Norman E. Torrey, Treasurer

William L. Byrnes

William L. Byrnes, Director

James M. Storey

James M. Storey, Director

THE COMMONWEALTH OF MASSACHUSETTS

WRITE NOTHING BELOW

Devon Plans Corporation

ARTICLES OF AMENDMENT

GENERAL LAWS, CHAPTER 156. SECTION 44

INCREASE OF CAPITAL

Filed in the office of the Secretary of the Commonwealth

August 2, 1962

==================================

I hereby approve the within certificate

this 2nd day of August, 1962

Guy J. Rizzotto

Commissioner of Corporations and Taxation

THE COMMONWEALTH OF MASSACHUSETTS

DEPARTMENT OF CORPORATIONS AND TAXATION

18 TREMONT STREET, BOSTON 8, MASS.

INCREASE OF CAPITAL

Within thirty days after the date of the vote of the stockholders, this certificate must be submitted to the Commissioner of Corporations and

Taxation. See General Laws, Chapter 156, Section 43.

The FEE of 1/20 of 1% of the amount by which the capital stock with par value is increased, and one cent for each additional share without par value, but not in any case less than $25., must accompany this certificate.

Make check payable to THE COMMONWEALTH OF MASSACHUSETTS.

We,	James R. Lewis	, President,	Norman E. Torrey.	Treasurer,
and	James R. Lewis
William L. Byrnes and
James M. Storey

,a majority of the Directors,

of	DEVON PLANS CORPORATION
NAME OF CORPORATION

located at 31 Milk Street, Boston, Massachusetts

in compliance with the provisions of General Laws, Chapter 156, hereby certify that at a meeting of the stockholders of the corporation, duly called for the purpose, held November 14 , 1962.

by the affirmative vote of ~~shares of the preferred stock and of~~ all shares of the common stock of the corporation, being at least a majority of each class of stock outstanding and entitled to vote, the following amendment authorizing an increase in the capital stock of the corporation was duly adopted, namely:

That the Agreement of Association and Articles of Organization of the Corporation be and they hereby are amended by increasing the authorized Capital Stock of the Corporation by the addition thereto of 1000 shares of 5% Non-Cumulative Preferred Stock, par value $100 per share, which shall have the same rights, preferences, and privileges as the already authorized 5% Non-Cumulative Preferred Stock, $100 par value per share.

4,000 shares preferred
The total amount of capital stock already authorized is	1,000,000 shares common	With par value
shares preferred
	shares common	Without par value
shares preferred
The amount of capital stock already issued for cash	shares common	With par value
payable by instalments is	shares preferred
	shares common	Without par value
$ on preferred
The amount paid on such instalment stock is	$ on common	With par value
$_____________	$ on preferred
	$ on common	Without par value
3,750 shares preferred
The amount of full paid stock already issued	100 shares common	With par value
for cash is	shares preferred
	shares common	Without par value
250 shares preferred
The amount of full paid stock already issued	shares common	With par value
for property is	shares preferred
	shares common	Without par value
shares preferred
The amount of full paid stock already issued	shares common	With par value
for services and expenses is	shares preferred
	shares common	Without par value
1,000 shares preferred
The amount of additional capital stock authorized is	shares common	With par value
shares preferred
	shares common	Without par value

The amount of such additional stock now to be issued is described or stated as follows:

TO BE PAID FOR:	PREFERRED	COMMON
IN CASH:
In full	1000
By instalments
Amount of first instalment
IN PROPERTY:
REAL ESTATE
Location
Area
PERSONAL PROPERTY:
Accounts receivable
Notes receivable
Merchandise
Supplies
Securities
Machinery
Motor vehicles and trailers
Equipment and tools
Furniture and fixtures
Patent rights
Trade-marks
Copyrights
Goodwill
Stock Dividend (Show Balance Sheet on Page 3)
IN SERVICES
IN EXPENSES

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we hereto sign our names,

this	27th	day of	November,	1962.

James R. Lewis

James R. Lewis, President and Director

Norman E. Torrey

Norman E. Torrey, Treasurer

William L. Byrnes

William L. Byrnes, Director

James M. Storey

James M. Storey, Director

THE COMMONWEALTH OF MASSACHUSETTS

WRITE NOTHING BELOW

Devon Plans Corporation

____________________

_____________________

ARTICLES OF AMENDMENT

GENERAL LAWS, CHAPTER 156, SECTION 44

INCREASE OF CAPITAL

Filed in the office of the Secretary of the Commonwealth

November 27, 1962

=====================================

I hereby approve the within certificate

this 27th day of November, 1962

Guy J. Rizzotto

Commissioner of Corporations and Taxation

THE COMMONWEALTH OF MASSACHUSETTS

DEPARTMENT OF CORPORATIONS AND TAXATION

235 STATE HOUSE, BOSTON 33

ARTICLES OF AMENDMENT

This certificate must be submitted to the Commissioner of Corporations and Taxation within thirty days after the date of the vote of the stockholders, in accordance with General Laws, Chapter 156, Section 43.

FEE for filing certificate providing for a change of shares with par value to shares without par value, whether change, less an amount equal to one twentieth of one percent of the total par value of the shares so changed; but not in any case less than $25.00.

The fee for filing all other amendments is $15.00.

Make check payable to THE COMMONWEALTH OF MASSACHUSETTS.

WE,	James R. Lewis	President	Norman E. Torrey	Treasurer
and	James R. Lewis
William L. Byrnes and
James M. Storey

being a majority of the Directors of

Devon Plans Corporation
located at	31 Milk Street, Boston, Massachusetts

in compliance with the provisions of General Laws, Chapter 156, do hereby certify that at a meeting of the stockholders of the corporation, duly called for the purpose held December 4, 1962, by the affirmative vote of s~~hares of preferred stock and of~~ 100 shares of the common stock of the corporation, being 100% of all the stock outstanding and entitled to vote, the following amendment or alteration in the Agreement of Association and Articles of Organization of the corporation was duly adopted, namely:

VOTED: That the name of this corporation be and it hereby is changed from Devon Plans Corporation to Crosby Plans Corporation.

Further VOTED: That the by-laws of the corporation be and they hereby are amended by deleting the words "Devon Plans Corporation" wherever they appear in the by-laws of the corpora tion and substituting the words "Crosby Plans Corporation".

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we hereto sign our names,

this	4th	day of	December	,	1962

James R. Lewis

James R. Lewis, President & Director

Norman E. Torrey

Norman E. Torrey, Treasurer

William L. Byrnes

William L. Byrnes, Director

James M. Storey

James M. Storey, Director

THE COMMONWEALTH OF MASSACHUSETTS

WRITE NOTHING BELOW

Devon Plans Corporation

ARTICLES OF AMENDMENT

GENERAL LAWS, CHAPTER 156, SECTION 42

Name changed to Crosby Plans Corporation

Filed in the office of the Secretary of the Commonwealth,

December 6, 1962

==================================

I hereby approve the within certificate, this

6th day of, December, 1962

Guy J. Rizzotto

Commissioner of Corporations

and Taxation.

THE COMMONWEALTH OF MASSACHUSETTS

KEVIN H. WHITE

Secretary of the Commonwealth

State House, Boston, Massachusetts

INCREASE OF CAPITAL

Within thirty days after the date of the vote of the stockholders, this certificate must be submitted to the Secretary of the Commonwealth. See

General Laws, Chapter 156, Section 43.

The FEE of 1/20 of 1% of the amount by which the capital stock with par value is increased, and one cent for each additional share without par value, but not in any case less than $25., must accompany this certificate.

Make check payable to THE COMMONWEALTH OF MASSACHUSETTS.

We,	Norman E. Torrey	,President, Norman E.Torrey	,Treasurer
and	D.George Sullivan
Chester Hamilton
William L. Byrnes

a majority of the Directors

of	Crosby Plans Corporation
NAME OF CORPORATION
located at	31 Milk Street, Boston, Massachusetts

in compliance with the provisions of General Laws, Chapter 156, hereby certify that at a meeting of the stockholders of the corporation, duly called for the purpose, held September 23, 1963, by the affirmative vote of all shares of the preferred stock and of all shares of the common stock of the corporation, being at least a majority of each class of stock outstanding and entitled to vote, the following amendment authorizing an increase in the capital stock of the corporaton was duly adopted, namely:

VOTED:That the Agreement of Association and Articles of

Organization of the Corporation be and they hereby are amended by increasing the authorized Capital Stock of the Corporation by the addition thereto of 1000 shares of 5% Non-Cumulative Preferred Stock, par value $100 per share, which shall have the same rights, preferences and privileges as the already authorized 5% Non-Cumulative Preferred Stock, $100 par value per share.

5,000 shares preferred
The total amount of capital stock already authorized is	1,000,000 shares common	With par value
shares preferred
	shares common	Without par value
shares preferred
The amount of capital stock already issued for cash	shares common	With par value
payable by instalments is	shares preferred
	shares common	Without par value
$ on preferred
The amount paid on such instalment stock is	$ on common	With par value
$_____________	$ on preferred
	$ on common	Without par value
4,250 shares preferred
The amount of full paid stock already issued	100 shares common	With par value
for cash is	shares preferred
	shares common	Without par value
250 shares preferred
The amount of full paid stock already issued	shares common	With par value
for property is	shares preferred
	shares common	Without par value
shares preferred
The amount of full paid stock already issued	shares common	With par value
for services and expenses is	shares preferred
	shares common	Without par value
1,000 shares preferred
The amount of additional capital stock authorized is	shares common	With par value
shares preferred
	shares common	Without par value

The amount of such additional stock now to be issued is described or stated as follows:

TO BE PAID FOR:	PREFERRED	COMMON
IN CASH:
In full	1000
By instalments
Amount of first instalment
IN PROPERTY:
REAL ESTATE
Location
Area
PERSONAL PROPERTY:
Accounts receivable
Notes receivable
Merchandise
Supplies
Securities
Machinery
Motor vehicles and trailers
Equipment and tools
Furniture and fixtures
Patent rights
Trade-marks
Copyrights
Goodwill
Stock Dividend (Show Balance Sheet on Page 3)
IN SERVICES
IN EXPENSES

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we hereto sign our names,

this	23rd	day of	September,	1963

Norman E. Torrey

Norman E. Torrey, President and Treasurer

William L. Byrnes

William L. Byrnes, Director

Chester Hamilton

Chester Hamilton, Director

D. George Sullivan

D. George Sullivan, Director

THE COMMONWEALTH OF MASSACHUSETTS

ARTICLES OF AMENDMENT

GENERAL LAWS, CHAPTER 156, SECTION 44

INCREASE OF CAPITAL

I hereby and herewith approve and file the within certificate this	25th	day of	September,	1963.
Kevin H. White
Secretary of the Commonwealth

THE COMMONWEALTH OF MASSACHUSETTS

KEVIN H. WHITE

Secretary of the Commonwealth

State House, Boston, Massachusetts

INCREASE OF CAPITAL

Within thirty days after the date of the vote of the stockholders, this certificate must be submitted to the Secretary of the Commonwealth. See

General Laws, Chapter 156, Section 43.

The FEE of 1/20 of 1% of the amount by which the capital stock with par value is increased, and one cent for each additional share without par value, but not in any case less than $25, must accompany this certificate.

Make check payable to THE COMMONWEALTH OF MASSACHUSETTS.

We, Norman E. Torrey	,President, Norman E.Torrey	,Treasurer
and	William L.Byrnes
Chester Hamilton, and
D. George Sullivan

, a majority of the Directors

of	Crosby Plans Corporation
NAME OF CORPORATION
located at	31 Milk Street, Boston 9, Massachusetts

in compliance with the provisions of General Laws, Chapter 156, hereby certify that at a meeting of the stockholders of the corporation, duly called for the purpose, held December 27, 1963, by the affirmative vote of all shares of the preferred stock and all shares of the common stock of the corporation, being at least a majority of each class of stock outstanding and entitled to vote, the following amendment authorizing an increase in the capital stock of the corporaton was duly adopted, namely:

VOTED:That the Agreement of Association and Articles of

Organization of the Corporation be and they hereby are amended by increasing the authorized Capital Stock of the Corporation by the addition thereto of 4000 shares of 5% Non-Cumulative Preferred Stock, par value $100 per share, which shall have the same rights, preferences and privileges as the already authorized 5% Non-Cumulative Preferred Stock, $100 par value per share.

6,000 shares preferred
The total amount of capital stock already authorized is	1,000,000 shares common	With par value
shares preferred
	shares common	Without par value
shares preferred
The amount of capital stock already issued for cash	shares common	With par value
payable by instalments is	shares preferred
	shares common	Without par value
$ on preferred
The amount paid on such instalment stock is	$ on common	With par value
$_____________	$ on preferred
	$ on common	Without par value
5,500 shares preferred
The amount of full paid stock already issued	100 shares common	With par value
for cash is	shares preferred
	shares common	Without par value
250 shares preferred
The amount of full paid stock already issued	shares common	With par value
for property is	shares preferred
	shares common	Without par value
shares preferred
The amount of full paid stock already issued	shares common	With par value
for services and expenses is	shares preferred
	shares common	Without par value
4,000 shares preferred
The amount of additional capital stock authorized is	shares common	With par value
shares preferred
	shares common	Without par value

The amount of such additional stock now to be issued is described or stated as follows:

TO BE PAID FOR:	PREFERRED	COMMON
IN CASH:
In full	4,000
By instalments
Amount of first instalment
IN PROPERTY:
REAL ESTATE
Location
Area
PERSONAL PROPERTY:
Accounts receivable
Notes receivable
Merchandise
Supplies
Securities
Machinery
Motor vehicles and trailers
Equipment and tools
Furniture and fixtures
Patent rights
Trade-marks
Copyrights
Goodwill
Stock Dividend (Show Balance Sheet on Page 3)
IN SERVICES
IN EXPENSES

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we hereto sign our names,

this	30th	day of	December	, 1963.

Norman E. Torrey

Norman E. Torrey, President and Treasurer

William L. Byrnes

William L. Byrnes, Director

Chester Hamilton

Chester Hamilton, Director

D. George Sullivan

D. George Sullivan, Director

THE COMMONWEALTH OF MASSACHUSETTS

ARTICLES OF AMENDMENT

GENERAL LAWS, CHAPTER 156, SECTION 44

INCREASE OF CAPITAL

I hereby and herewith approve and file the within certificate this	30th	day of	December,	1963.

Kevin H. White

Secretary of the Commonwealth

THE COMMONWEALTH OF MASSACHUSETTS

JOHN F. X. DAVOREN

Secretary of the Commonwealth

STATE HOUSE, BOSTON, MASS.

ARTICLES OF AMENDMENT

General Laws, Chapter 156B, Section 72

This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

We,	Norman E. Torrey	, President/~~Vice President~~,	,and
	Richard M. Reilly	, Clerk/~~Assistant Clerk~~	of

Crosby Plans Corporation

(Name of Corporation)

located at 225 Franklin Street, Boston, Massachusetts

do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted by a unanimous written consent dated February 20, 1974, by vote of

100	shares of	Common Stock	out of	100	shares outstanding,
		(Class of Stock)
	shares of		out of		shares outstanding, and
		(Class of Stock)
	shares of		out of		shares outstanding,

being at least a majority of each class outstanding and entitled to vote thereon:

~~two thirds of each class outstanding and entitled to vote thereon and of each class or series of stock whose rights are adversely affected thereby~~:

RESOLVED: That the Articles of Organization of this Corporation be and they hereby are amended by reducing the authorized capital stock of the Corporation by 5,000 shares of 5% Non-Cumulative Preferred Stock, $100 par value per share , such 5,000 shares to be taken from shares heretofore repurchased by this Corporation and held in its treasury, so that after such reduction the authorized captial stock of this Corporation shall be 1,000,000 shares of Common Stock, $1 par value per share, and 5,000 shares of 5% Non-Cumulative Preferred Stock, $100 par value per share.

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this

6th	day of	March,	in the year	1974.

William G. Kallenberg, President/ ~~Vice President~~

Peter G. Johannsen, Clerk/ ~~Assistant Clerk~~

THE COMMONWEALTH OF MASSACHUSETTS

ARTICLES OF AMENDMENT

(General Laws, Chapter 156B, Section 72)

I hereby approve the within articles of amendment and,

the filing fee in the amount of $50.00 having been paid

said articles are deemed to have been filed with me

this 4th day of March, 1974.

John F.X. Davoren

JOHN F. X. DAVOREN

Secretary of the Commonwealth

State House, Boston, Mass.

TO BE FILLED IN BY CORPORATION

PHOTO COPY OF AMENDMENT TO BE SENT

TO:

Peter G. Johannsen, Esq.

c/o Sullivan &Worcester

225 Franklin Street.

Boston, Massachusetts 02110

Telephone No. 423-7474

Copy Mailed: March 13, 1974

THE COMMONWEALTH OF MASSACHUSETTS

Secretary of the Commonwealth

State House, Boston, Massachusetts

ARTICLES OF ~~CONSOLIDATION~~ MERGER

Pursuant to General Laws, Chapter 156B, Section 79

This certificate must be submitted to the Secretary of the Commonwealth within sixty days after approval of the agreement set forth below by the last constituent corporation to do so. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. In order that the filing fee may be readily computed there shall be submitted to the Secretary at the time of filing this certificate a statement as to each constituent. Massachusetts corporation signed under the penalties of perjury by its President or Vice President setting out the amounts of capital stock which at the time of such filing such corporation is authorized to issue. Make check payable to the Commonwealth of Massachusetts.

The Merger of

The Crosby Corporation and

Crosby Plans Corporation, the constituent

corporations into

Crosby Plans Corporation

one of the constituent corporations organized under the laws of Massachusetts as specified in the agreement referred to in Paragraph 1 below.

The undersigned officers of each of the constituent corporations certify under the penalties of perjury as follows:

The agreement of ~~consolidation~~ merger complies with requirements of the laws of Massachusetts the state or organization of the resulting surviving corporation.

2. (This paragraph my be deleted if the ~~resulting~~ surviving corporation is organized under the laws of a state other than Massachusetts.)

3. The following information shall not for any purpose be treated as a permanent part of the articles of organization of the ~~resulting~~ surviving corporation.

(a) The post office address of the initial principal office of the ~~resulting~~ surviving corporation in Massachusetts is

35 Congress Street

Boston, Massachusetts 02109

(b) The name, residence and post office address of each of the initial directors and President, Treasurer and Clerk of the ~~resulting~~ surviving corporation is as follows:

Name	Residence	Post Office Address
President William G. Kallenberg,	-----	35 Congress St.
Boston, Mass. 02109
Treasurer Chester Hamilton,	-----	35 Congress St.
Boston, Mass. 02109
Clerk Peter G. Johannsen,	-----	225 Franklin St.
Boston, Mass. 02109

(c) The date initially adopted on which the fiscal year of the ~~resulting~~ surviving corporation ends is

December 31

(d) The date initially fixed in the by laws for the Annual Meeting of stockholders of the ~~resulting~~ surviving corporation is second Tuesday of March

~~3. (This paragraph 3 may be deleted if the resulting surviving corporation is organized under the laws of Massachusetts.)~~

~~The resulting surviving corporation hereby agress that it may be sued in the Commonwealth of Massachusetts for any prior obligation of any constituent domestic corporation, any prior obligation of any constituent foreign corporation qualified under General Laws, Chapeter 181, and any obligations hereafter incurred by the resulting surviving corporation, including the obligation created by the General Laws. Chapter 156B, Section 85, so long as any liability remains outstanding against the corporation in the Commonwealth of Massachusetts, and it hereby irrevocably appoints the Secretary of the Commonwealth as its agent to accept service of process in any action for the enforcement of any such obligation including taxes, in the same manner as provided in Chapter 181~~.

AGREEMENT AND PLAN OF REORGANIZATION AND MERGER

This Agreement and Plan of Reorganization and Merger is made this 28th day of April, 1975, between Crosby Plans Corporation, a Massachusetts corporation ("Plans") and The Crosby Corporation, a Delaware corporation ("Crosby"), Plans and Crosby being each a "Constituent Corporation" and, collectively, the "Constituent Corporations" to the merger contemplated herein.

Plans is a corporation duly organized, existing and in good standing under the laws of the Commonwealth of Massachusetts and Crosby is a corporation duly organized, existing and in good standing under the laws of the state of Delaware.

Crosby has authorized capital stock consisting of 1,000 shares of common stock, $1 par value, of which on March 31, 1975, 100 shares were issued and outstanding. Plans has authorized capital stock consisting of 5,000 shares of 5% noncumulative preferred stock, $100 par value, of which on March 31, 1975, 4,750 shares were issued and outstanding, and 1,000,000 shares of common stock, $1 par value, of which on March 31, 1975 100 shares were issued and outstanding.

The Boards of Directors of Crosby and Plans deem it advisable and in the best interests of their respective corporations and sole stockholder that Crosby merge with and into Plans in accordance with the provisions of the applicable laws of both the Commonwealth of Massachusetts and the State of Delaware and that said merger constitute a reorganization within the meaning of Section 368 (a)(1)(A) of the Internal Revenue Code of 1954, as amended.

In consideration of the mutual agreements hereinafter set forth, Crosby and Plans hereby agree as follows:

ARTICLE I

On the Effective Date of the merger, Crosby shall be merged with and into Plans, which shall be the surviving corporation ("Surviving Corporation"); and the separate existence of Crosby shall cease.

ARTICLE II

The purpose of the Surviving Corporation shall be (1) the purposes set forth in the Articles of Organization of Plans and (2) to carry on any business permitted to a corporation organized under the Business Corporation Law of Massachusetts.

ARTICLE III

The authorized capital stock of the Surviving Corporation shall consist of 5,000 shares of 5% noncumulative preferred stock, $100 par value, and 1,000,000 shares of common stock, $1 par value.

ARTICLE IV

The terms and conditions of the merger are as follows:

1. The Articles of Organization of Plans as in effect on the Effective Date of the merger shall continue to be the Articles of Organization of the Surviving Corporation, as amended by the Articles of Merger, until amended in the manner provided therein and by the Business Corporation Law of Massachusetts

2. The By-laws of Plans as in effect on the Effective Date of the merger shall continue to be the By-laws of the Surviving Corporation until amended or repealed in the manner provided therein and by the Business Corporation Law of Massachusetts.

3. The number of directors of the Surviving Corporation immediately after the Effective Date of the merger shall be seven, and the directors shall be the persons named below. Such persons shall hold office from the Effective Date of the merger until their successors are elected and qualify:

Edward C. Johnson 3d

William L. Byrnes

William G. Kallenberg

Chester Hamilton

Caleb Loring, Jr.

Robert L. Gould

Frank T. Parish, Jr.

If on the Effective Date of the merger any of such persons shall be unable to serve, the vacancy thus created may be, but need not be, filled by the Board of Directors of the Surviving Corporation.

4. The officers of the Surviving Corporation, and the offices held by each, immediately after the Effective Date of the merger, are as set forth below:

President	William G. Kallenberg
Treasurer	Chester Hamilton
Clerk	Peter G. Johannsen

If on the Effective Date of the merger any of such persons shall be unable to serve, the vacancy thus created shall be filled in due course by the Board of Directors of the Surviving Corporation.

5. Upon approval of this Agreement and Plan of Reorganization and Merger by the requisite vote of the sole stockholder of Crosby and Plans, Articles of Merger and this Agreement and Plan of Reorganization of Merger may then be filed by the appropriate officers of the Constituent Corporation pursuant to the applicable provisions of the Business Corporation Law of Massachusetts and the General Corporation Law of the State of Delaware, as the case may be; and the officers of each of the Constituent Corporations shall execute all such other documents and shall take all such other action as may be necessary or advisable to make the merger effective. Notwithstanding the foregoing, this Agreement and Plan of Reorganization and Merger may, at any time prior to the Effective Date thereof, be terminated and abandoned by the mutual agreement of the Boards of Directors of the Constituent Corporations.

6. To the extent permitted by law, this Agreement and Plan of Reorganization and Merger may be amended at any time prior to the Effective Date, whether before or after the meetings of the sole stockholder of the Constituent Corporations approving this Agreement and Plan of Reorganization and Merger, as may be deemed by the Boards of Directors of said corporations to be necessary, advisable or expedient to clarify the intentions of the parties, to change the Effective Date of the merger, to facilitate the obtaining of any governmental approval or acceptance hereof, or to modify the provisions with respect to the filing or recording of this Agreement and Plan of Reorganization and Merger and the Articles of Merger in order to facilitate such filing or recording and the consummation of the merger. The respective Boards of Directors of the Constituent Corporations are hereby authorized to amend this Agreement and Plan of Reorganization and Merger as hereinabove provided.

ARTICLE V

The manner of converting the shares of common stock of each of the Constituent Corporations into shares of common stock of the Surviving Corporation and the other consideration to be delivered in the exchange is as follows:

1. The 100 shares of common stock of the Surviving Corporation, $1 par value, which are issued and outstanding immediately prior to the Effective Date of the merger, shall continue to be 100 fully-paid and nonassessable shares of Plans common stock, $1 par value.

2. Each share of common stock, $1 par value, of Crosby issued and outstanding on the Effective Date of the merger shall be converted into shares of common stock, $1 par value, of the Surviving Corporation at the rate of 9.61 shares of common stock of the Surviving Corporation for each share of Crosby common stock, which shares shall be issued out of the authorized but unissued shares of common stock of the Surviving Corporation, which additional shares the Surviving Corporation is empowered to issue without further authorization of its stockholder or directors.

3. At or after the Effective Date of the merger, each owner of a certificate or certificates representing common stock of Crosby shall surrender the same to the Surviving Corporation and such owner shall be entitled, upon such surrender, to receive in exchange thereof a certificate representing the number of full shares of common stock of the Surviving Corporation into which the shares of common stock of Crosby theretofore represented by the certificate or certificates so surrendered shall have been converted as aforesaid.

ARTICLE VI

1. Crosby agrees that it will not, prior to the Effective Date of the merger, without the written consent of Plans:

(a) Sell or dispose of assets which are material in amount in relation to Crosby other than sales or other dispositions in the ordinary course of business.

(b) Subdivide or reclassify its authorized shares of capital stock or sell or issue any of such shares or issue or grant any warrants, options or other rights to acquire such shares.

(c) Amend its Certificate of Incorporation, except as may be necessary or desirable to complete the merger.

(d) Enter into any transaction or contract, or incur any obligation material to Crosby except in the ordinary course of its business.

2. Plans agrees that it will not, prior to the Effective Date of the merger, without the written consent of Crosby, sub-divide or reclassify its authorized shares of common stock or declare or pay any dividend of shares of its common stock.

3. Each of Plans and Crosby will assert its best efforts to comply with applicable securities laws and obtain such governmental permits, orders, or consents, if any, as in the opinion of its counsel may be required under such laws in connection with the merger.

ARTICLE VII

The Effective Date of the merger shall be May 1, 1975

ARTICLE VIII

The Surviving Corporation hereby agrees that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of Crosby, as well as for enforcement of any obligation of the Surviving Corporation arising from this merger, including any suit or other proceeding to enforce the right of any stockholder as determined in appraisal proceedings pursuant to the provisions of Section 262 of the General Business Law of Delaware, and the Surviving Corporation does hereby irrevocably appoint the Secretary of State of Delaware as its agent to accept service of process in any such suit or other proceedings, and the address to which a copy of such process shall be mailed by the Secretary of State of Delaware shall be 35 Congress Street, Boston, Massachusetts, 02109, until such time as the Surviving Corporation shall have designated in writing to the Secretary of State of Delaware a different address for such purpose.

IN WITNESS WHEREOF, this Agreement and Plan of Reorganization and Merger has been executed by the duly authorized officers of Crosby and Plans and the respective seals of the Constituent Corporations have been affixed hereto, all as of the day and year first above written.

THE CROSBY CORPORATION
By William G. Kallenberg
William G. Kallenberg, President
Attest:
Peter G. Johannsen
Peter G. Johannsen, Secretary
By Chester Hamilton
Chester Hamilton, Treasurer
CROSBY PLANS CORPORATION
(SEAL)
By William G. Kallenberg
William G. Kallenberg, President
Attest:
Peter G. Johannsen
Peter G. Johannsen, Clerk	By: Chester Hamilton
Chester Hamilton, Treasurer

CERTIFICATE OF SECRETARY

The undersigned, Peter G. Johannsen, Secretary of THE CROSBY CORPORATION, a Delaware corporation ("Crosby"), does hereby certify that the Agreement and Plan of Reorganization and Merger to which this certificate is attached, after having been first duly executed by the appropriate officers on behalf of Crosby and on behalf of Crosby Plans Corporation, a Massachusetts corporation, was duly adopted and approved pursuant to the written consent of the sole stockholder of Crosby, in accordance with Section 228 of the Delaware Corporation Law and the By-laws of Crosby, dated as of April 22, 1975.

IN WITNESS WHEREOF, the undersigned has set his hand this 28th day of April, 1975

Peter G. Johannsen
Peter G. Johannsen
[SEAL]

The foregoing Agreement and Plan of Reorganization and Merger, having been duly executed on behalf of each corporate party thereto, and having been adopted separately by each corporate party thereto, in accordance with the provisions of the General Corporation Law of the State of Delaware and Chapter 156B of the General Laws of Massachusetts, the President of each corporate party does now here by execute said Agreement and Plan of Reorganization and Merger, and the Secretary or Clerk of the respective corporate parties does now hereby attest said Agreement and Plan of Reorganization and Merger under the corporate seal of his respective corporation by authority of the directors and stockholders thereof, as the respective act, deed and agreement of each such corporation, on this 28th day of April, 1975.

THE CROSBY CORPORATION
By William G. Kallenberg
William G. Kallenberg, President
Attest:
Peter G. Johannsen
Peter G. Johannsen, Secretary
By Chester Hamilton
Chester Hamilton, Treasurer
CROSBY PLANS CORPORATION
By William G. Kallenberg
William G. Kallenberg, President
Attest:
Peter G. Johannsen
Peter G. Johannsen, Clerk
By Chester Hamilton
Chester Hamilton, Treasurer

(2) (b) Initial Directors of Surviving Corporation

NAME	RESIDENCE	POST OFFICE ADDRESS
Edward C. Johnson 3d	-----	35 Congress St. Boston, Mass. 02109
William L. Byrnes	-----	35 Congress St. Boston, Mass 02109
William G. Kallenberg	-----	35 Congress St. Boston, Mass. 02109
Chester Hamilton	-----	35 Congress St. Boston, Mass. 02109
Caleb Loring, Jr.	-----	35 Congress St. Boston, Mass. 02109
Robert L. Gould	-----	10 Post Office Sq. Boston, Mass.
Frank T. Parish, Jr.	-----	35 Congress St. Boston, Mass.

CERTIFICATE

The undersigned, WILLIAM G.KALLENBERG, does hereby certify:

1. That he is the duly elected and acting President of Crosby Plans Corporation, a Massachusetts corporation (the "Corporation");

2. That the authorized capital stock of the Corporation as of the effective date of the merger of The Crosby Corporation into the Corporation consists of 5,000 shares of 5% noncumulative preferred stock, $100 par value, and 1,000,000 shares of common stock, $1 par value.

IN WITNESS WHEREOF, the undersigned does hereby declare under penalty of perjury that the information set forth above is true and correct.

DATED: April 28, 1975

William G. Kallenberg.

William G. Kallenberg

CERTIFICATE AS TO STATUTORY COMPLIANCE

Include an appropriate certificate as to statutory compliance for each constituent corporation.

A. FOR MASSACHUSETTS CORPORATIONS

The undersigned President ~~Vice President~~ and Clerk ~~Assistant Clerk~~ of Crosby Plans Corporation, a corporation organized under the laws of Massachusetts further state under the penalties of perjury that the agreement of ~~consolidation~~ merger a copy of which is set out under Paragraph 1 has been duly executed on behalf of such corporation and duly approved in the manner required by General Laws, Chapter 156B, Section 78, and in compliance with all pertinent requirements of the articles of organization of such corporation by written consent of the sole stockholder dated April 22, 1975.

William G. Kallenberg President ~~Vice President~~

William G. Kallenberg

Peter G. Johannsen Clerk ~~Assistant Clerk~~

Peter G. Johannsen

of Crosby Plans Corporation

(name of corporation)

B. FOR CORPORATIONS ORGANIZED OTHER THAN IN MASSACHUSETTS.

The undersigned President and Secretary of The Crosby Corporation, a corporation organized under the laws of the State of Delaware further state under the penalties of perjury that the agreement of ~~consolidation~~ merger a copy of which is set out under Paragraph 1, has been duly executed on behalf of such corporation and duly approved in the manner required by the laws of the State of Delaware and in compliance with all pertinent requirements of the articles of organization (or other corresponding instrument) of such corporation, on April 22, 1975.

William G. Kallenberg President

William G. Kallenberg

Peter G. Johannsen Secretary

Peter G. Johannsen

of The Crosby Corporation

(name of the corporation)

CROSBY INC.

35 Congress Street

Boston, Massachusetts. 02109

May 1, 1975

Secretary of State

State House

Boston Massachusetts 02133

RE: Fidelity Distributors Corporation

Dear Sir:

The undersigned, CROSBY, INC., hereby consents to the use of the corporate name Fidelity Distributors Corporation.

Very truly yours,

CROSBY, INC.

By Chester Hamilton

Chester Hamilton, Treasurer

THE COMMONWEALTH OF MASSACHUSETTS

ARTICLES OF CONSOLIDATION/MERGER

(General Laws, Chapter 156B, Section 79)

I hereby approve the within articles of consolidation/merger and, the filing fee in the amount of $ _____ having been paid, said articles are deemed to have been filed with me this _________ day of May, 1975.

Paul Guzzi

Secretary of the Commonwealth

State House, Boston, Mass.

THE COMMONWEALTH OF MASSACHUSETTS

PAUL GUZZI

Secretary of the Commonwealth

STATE HOUSE, BOSTON, MASS.

02133

ARTICLES OF AMENDMENT

General Laws, Chapter 156B, Section 72

This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

We,	William G. Kallenberg	, President ~~Vice President~~	and
	Peter G. Johannsen	, Clerk ~~Assistant Clerk~~	of

CROSBY PLANS CORPORATION

(Name of Corporation)

located at 35 Congress Street, Boston, Massachusetts 02109 do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted by written consent dated April 22, 1975, by vote of

100 shares of	Common Stock out of	100 shares oustanding,
4,750 shares of	5% Noncumulative Preferred Stock out of	4,750 shares outstanding, and

being at least a majority of each class outstanding and entitled to vote thereon

VOTED: That the name of this Corporation be changed to

Fidelity Distributors Corporation

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this

30th day of	April,	in the year	1975

William G. Kallenberg President ~~Vice President~~

Peter G. Johannsen Clerk ~~Assistant Clerk~~

THE COMMONWEALTH OF MASSACHUSETTS

ARTICLES OF AMENDMENT

(General Laws, Chapter 156B, Section 72)

I hereby approve the within articles of amendment and, the filing fee in the amount of $50.00 having been paid said articles are deemed to have been filed with me this 1st day of May, 1975

Paul Guzzi

PAUL GUZZI

Secretary of the Commonwealth

State House, Boston, Mass.

TO BE FILLED IN BY CORPORATION

PHOTO COPY OF AMENDMENT TO BE SENT

TO:

Ms. Kathleen H. Wade

Gaston Snow & Ely Bartlett

82 Devonshire Street

Boston, Massachusetts 02109

CROSBY, INC.

35 Congress Street

Boston, Massachusetts. 02109

May 1, 1975

Secretary of State

State House

Boston Massachusetts 02133

RE: Fidelity Distributors Corporation

Dear Sir:

The undersigned, CROSBY, INC., hereby consents to the use of the corporate name Fidelity Distributors Corporation.

Very truly yours,

CROSBY, INC.

By Chester Hamilton

Chester Hamilton, Treasurer

THE COMMONWEALTH OF MASSACHUSETTS

MICHAEL JOSEPH CONNOLLY	FEDERAL IDENTIFICATION
No. 04-2270522

Secretary of State

ONE ASHBURTON PLACE, BOSTON, MASS. 02108

ARTICLES OF AMENDMENT

General Laws, Chapter 156B, Section 72

This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

We,	John F. O'Brien, Jr.	, President/ ~~Vice President~~,	,and
	Arthur S. Loring	, Clerk/ ~~Assistant Clerk~~	of

FIDELITY DISTRIBUTORS CORPORATION

(Name of Corporation)

located at 82 Devonshire Street, Boston, MA 02109

do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted by unanimous written consent dated December 24, 1985, by vote of

100 shares of	Common out of	100 shares outstanding,
(Class of Stock)
4,750 shares of	5% Noncumulative Preferred out of	4,750 shares oustanding, and
(Class of Stock)
____ shares of	_______ out of	______ shares oustanding,
(Class of Stock)

being at least a majority of each class outstanding and entitled to vote theron:

~~two-thirds of each class outstanding and entitled to vote thereon and of each~~

~~class or series fo stock whose rights are adversely affected thereby~~.

VOTED: That the name of this Corporation be changed to FMR Distributors Corporation

FOR INCREASE IN CAPITAL FILL IN THE FOLLOWING:

shares preferred
The total amount of capital stock already authorized is	shares common	With par value
shares preferred
	shares common	Without par value
shares preferred
The amount of additional capital stock authorized is	shares common	With par value
shares preferred
	shares common	Without par value

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this

27th	day of	December , in the year	1985

John J. O'Brien President/~~Vice President~~

Arthur S. Loring Clerk/~~Assistant Clerk~~

THE COMMONWEALTH OF MASSACHUSETTS

ARTICLES OF AMENDMENT

(General Laws, Chapter 156B, Section 72)

I hereby approve the within articles of amendment and, the filing fee in the amount of $75.00 having been paid said articles are deemed to have been filed with me this 30th day of December, 1985

Michael Joseph Connolly

MICHAEL JOSEPH CONNOLLY

Secretary of State

TO BE FILLED IN BY CORPORATION

PHOTO COPY OF AMENDMENT TO BE SENT

TO:

Arthur S. Loring, Esq..

FMR Corp.

82 Devonshire Street

Boston, Massachusetts 02109

Telephone: (617) 570-6356

THE COMMONWEALTH OF MASSACHUSETTS

OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE

MICHAEL JOSEPH CONNOLLY, Secretary FEDERAL IDENTIFICATION

NO. 04-2270522

ONE ASHBURTON PLACE, BOSTON, MASS. 02108

ARTICLES OF AMENDMENT

General Laws, Chapter 156B, Section 72

This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

_____________

We,	John F. O'Brien, Jr.	,President/~~Vice President~~	and
Arthur S. Loring		,Clerk ~~/Assistant Clerk~~	of

FMR DISTRIBUTORS CORPORATION

(Name of Corporation)

located at 82 Devonshire St., Boston, MA 02109

do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted ~~at a meeting held on~~ by unanimous written consent on January 3, 1986, by vote of

100 shares of	Common out of	100 shares outstanding,
(Class of Stock)
4,750 shares of	5% Noncumulative Preferred out of	4,750 shares oustanding and
(Class of Stock)
____ shares of	__________ out of	_____ shares oustanding,
(Class of Stock)

being at least a majority of each class outstanding and entitled to vote theron:

~~two-thirds of each class outstanding and entitled to vote thereon and of each~~

~~class or series fo stock whose rights are adversely affected thereby~~.

VOTED: That the name of the Corporation be changed to "Fidelity Distributors Corporation".

TO CHANGE the number of shares and the par value, if any, of each class of stock within the corporation fill in the following:

The total presently authorized is:

KIND OF STOCK	NO PAR VALUE NUMBER OF SHARES	WITH PAR VALUE NUMBER OF SHARES	PAR VALUE
COMMON

PREFERRED

CHANGE the total to:

KIND OF STOCK	NO PAR VALUE NUMBER OF SHARES	WITH PAR VALUE NUMBER OF SHARES	PAR VALUE
COMMON

PREFERRED

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this

10th	day of	January	, in the year	1986.

John J. O'Brien President/~~Vice President~~

Arthur S. Loring Clerk/~~Assistant Clerk~~

THE COMMONWEALTH OF MASSACHUSETTS

ARTICLES OF AMENDMENT

(General Laws, Chapter 156B, Section 72)

I hereby approve the within articles of amendment and, the filing fee in the amount of $75.00 having been paid said articles are deemed to have been filed with me this 15th day of January 1986

MICHAEL JOSEPH CONNOLLY

Secretary of State

TO BE FILLED IN BY CORPORATION

PHOTO COPY OF AMENDMENT TO BE SENT

TO:

Arthur S. Loring, Esq.

FMR Corp.

82 Devonshire Street

Boston, Massachusetts 02109

Telephone (617) 570-6356